Exhibit 99.1

Target Hospitality Announces Response to SEC Guidance Change Issued on April 12, 2021 Applicable to Warrants Issued by Special Purpose Acquisition Companies

THE WOODLANDS, Texas, May 6, 2021 (PRNewswire) – Target Hospitality Corp. (“Target Hospitality”, “Target” or the “Company”) (NASDAQ: TH), the largest provider of vertically-integrated specialty hospitality accommodations with premium food management and value-added hospitality services in the U.S., today announced that as a result of the SEC’s staff’s recent guidance change on April 12, 2021 for all Special Purpose Acquisition Companies (“SPACs”) regarding the accounting and reporting for their warrants (the “SEC Guidance Change”), it will amend and restate its previously issued Annual Report on Form 10-K for the year ended December 31, 2020.

The restatement pertains to the accounting treatment for private placement warrants (the “Private Warrants”) that were outstanding at the time of the merger with Platinum Eagle Acquisition Corp. (“Platinum Eagle”) on March 15, 2019 (“Business Combination”). Consistent with the Company’s review of the applicable accounting literature, guidance provided by third-party advisors, including Platinum Eagle’s accounting advisor, as well as common accounting practices for SPACs, the Company previously accounted for the Private Warrants as equity under a fixed accounting model.

However, consistent with the recent SEC Guidance Change, the Company now intends to restate historical financial statements, for the years ended December 2019 and 2020, such that the Private Warrants are accounted for as liabilities and adjusted to fair value each reporting period (the “restatement”). In periods subsequent to the Business Combination, changes in the estimated fair value of the Private Warrants will be reported in the consolidated statement of comprehensive income (loss).  Target believes that the marked-to-market expense or income included in its financial statements may not be necessarily reflective of the actual financial performance of the Company.

The Company expects the restatement to be non-cash in nature and does not anticipate any impact to its previously communicated GAAP metrics such as revenues, operating income (loss), cash and cash equivalents, assets or debt, or previously communicated non-GAAP operating metrics including adjusted Gross Profit, adjusted EBITDA or Discretionary cash flow.

The Company anticipates the restatement to impact total liabilities and shareholders’ equity and to result in incremental non-operating income (expense) related to the non-cash changes in the fair values of the Private Warrants which will impact net income (loss), and earnings (loss) per share.

As a result of the restatement, Target expects to recognize incremental 2019 and 2020 non-operating income between $2 million and $6 million. There will be no impact to its previously reported net cash flow.

The following provides additional detail regarding how the Company currently anticipates the restatement will impact its various financial statements:

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Opening Balance Sheet Impact: As of the date of the Business Combination, the fair value of the Private Warrants will be reflected as warrant liabilities in the Company’s balance sheet with a corresponding offset in Additional paid-in-capital within equity.

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Income Statement Impacts: Subsequent to the close of the Business Combination, any change in the fair value of the Private Warrants is recognized in the income statement below operating profit as “Change in fair value of warrant liabilities” with a corresponding amount recognized in the balance sheet.

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Balance Sheet Impacts: As noted above, the change in the balance of the warrant liabilities on the Company’s balance sheet is impacted by the fair value changes of the Private Warrants. When the Private Warrants are exercised, the fair value of the liability is reclassified to Additional paid-in capital within equity. The cash received for the exercise of the Private Warrants is reflected in cash and cash equivalents, and the corresponding offset is also in Additional paid-in-capital in equity.

•	Cash Flow Impacts: The impact of the changes in fair value of the Private Warrants has no impact on net cash provided by (used in) operating activities.

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Statement of Equity Impacts: The impact to Additional paid-in-capital as of the opening balance sheet is highlighted above. Subsequent exercises of the Private Warrants result in a reduction of the Company’s warrant liabilities with a corresponding increase to Additional paid-in-capital.

These estimates are subject to change as management completes the restatement, and the Company’s independent registered public accounting firm has not audited or reviewed these estimates. As a result, the expected financial impact described above is preliminary and subject to change.

Finally, as of today, Target has approximately 5.3 million Private Warrants outstanding.

About Target Hospitality
Target Hospitality is the largest provider of vertically integrated specialty rental accommodations and value-added hospitality services in the United States. Target Hospitality builds, owns and operates customized housing communities for a range of end users, and offers a full suite of cost-effective hospitality solutions including culinary, catering, concierge, laundry and security services as well as recreational facilities. Target Hospitality primarily serves the energy and government sectors, and its growing network of communities is designed to maximize workforce productivity and satisfaction.

Non-GAAP Financial Measures
This press release references non-GAAP financial measures including adjusted Gross Profit, adjusted EBITDA and Discretionary cash flow, which are measurements not calculated in accordance with US GAAP. These non-GAAP measures are key metrics used by management to assess financial performance. Our business is capital-intensive, and these additional metrics allow management to further evaluate our operating performance.

Cautionary Statement Regarding Forward Looking Statements
Certain statements made in this press release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Certain of these forward-looking statements include statements relating to the potential effects of the restatement to the Company’s financial statements.  These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the severity and duration of the COVID-19 pandemic, related economic repercussions and the resulting negative impact on demand for oil and natural gas; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees and customers, remote work arrangements and return to work arrangements, contract and supply chain disruptions; operational, economic, political and regulatory risks; federal government budgeting and appropriations; our ability to effectively compete in the specialty rental accommodations and hospitality services industry; effective management of our communities; natural disasters, including pandemics and other business disruptions; the effect of changes in state building codes on marketing our buildings; changes in demand within a number of key industry end-markets and geographic regions; our reliance on third party manufacturers and suppliers; failure to retain key personnel; increases in raw material and labor costs; the effect of impairment charges on our operating results; our inability to recognize deferred tax assets and tax loss carry forwards; our future operating results fluctuating, failing to match performance or to meet expectations; our exposure to various possible claims and the potential inadequacy of our insurance; unanticipated changes in our tax obligations; our obligations under various laws and regulations; the effect of litigation, judgments, orders, regulatory or customer bankruptcy proceedings on our business; our ability to successfully acquire and integrate new operations; global or local economic and political movements, including any changes from the Biden administration; our ability to effectively manage our credit risk and collect on our accounts receivable; our ability to fulfill Target Hospitality's public company obligations; any failure of our management information systems; our ability to meet our debt service requirements and obligations; and risks related to Arrow Bidco's obligations under the senior notes.  We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Contact
Mark Schuck
(832) 702 – 8009
ir@targethospitality.com